UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2018

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2018, Amarin Corporation plc (the “Company”) announced that Aaron Berg had been promoted to the position of Senior Vice President, Chief Commercial Officer. Mr. Berg previously served the Company as Senior Vice President, Marketing and Sales. Mr. Berg joined the Company in November of 2012.

Mr. Berg is an industry veteran. Before joining Amarin, Mr. Berg served as President and Chief Executive Officer for Essentialis, Inc., a development stage pharmaceutical company where he led the company’s work on triglyceride management. Prior to joining Essentialis, Mr. Berg served as Vice President of Marketing and Sales at Kos Pharmaceuticals (Kos), where he was instrumental in driving annual revenues approaching $1 billion. Mr. Berg worked at Kos until it was acquired by Abbott Laboratories in December 2006 for $3.7 billion. Mr. Berg began his pharmaceutical industry career as a sales representative with Bristol-Myers Squibb, followed by various commercial positions with Schering-Plough and GlaxoSmithKline.

In connection with the promotion of Mr. Berg to Chief Commercial Officer, Mark Salyer, who previously served as Senior Vice President and Chief Commercial Officer, has separated from the Company effective April 18, 2018. Mr. Salyer will receive the severance and other separation benefits set forth in his employment agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

A press release regarding the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Letter Agreement, dated August 4, 2017 by and between Amarin Corporation plc and Mark Salyer

99.1	Press Release, dated April 23, 2018

*	Management contract or compensatory plan or arrangement.

*     *      *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2018	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer